                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  CALMAT CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                                            [LOGO OF CALMAT CO.]



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    TO BE HELD ON WEDNESDAY, APRIL 24, 1996



     The Annual Meeting of Stockholders of CalMat Co., a Delaware corporation (the "Company"), will be held in the PACIFIC BALLROOM OF THE OMNI LOS ANGELES HOTEL AND CENTRE (formerly the Los Angeles Hilton Hotel), 930 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA, on WEDNESDAY, APRIL 24, 1996, at 10:00 A.M. The following proposals will be on the agenda for action by the stockholders:

     1. To elect thirteen (13) directors to serve during the ensuing year and until their successors are elected or appointed; and

     2. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

     All stockholders of record at the close of business (5:00 p.m., Los Angeles time) on March 12, 1996 are entitled to one vote for each share of stock held.
A list of all stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting for ten days prior to the Annual Meeting at the general offices of the Company at 3200 San Fernando Road, Los Angeles, California 90065 during normal business hours.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and return the enclosed proxy card. If you decide to attend the meeting in person, you can then withdraw your proxy and vote at that time.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        A. FREDERICK GERSTELL
                                        Chairman of the Board

Los Angeles, California
March 15, 1996

                               TABLE OF CONTENTS

GENERAL INFORMATION.......................................................  1

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............  2

*PROPOSAL - ELECTION OF DIRECTORS.........................................  3

  1996 Nominees for Director..............................................  4

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD............................  6

  Audit Committee.........................................................  6
  Management Development and Compensation Committee.......................  6
  Nominating Committee....................................................  7
  Finance Committee.......................................................  7
  Executive Committee.....................................................  7

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.........................  8

EXECUTIVE COMPENSATION....................................................  8

  Report of the Compensation Committee on Executive Compensation..........  8

     Compensation Policies for Executive Officers.........................  8
        1995 Compensation and Bonuses - Executive Officers................  8
        1995 Compensation and Bonus - Chief Executive Officer.............  9
        1996 Incentive Compensation Program - EVA(R)...................... 10

     Stock Option Grants.................................................. 11

  Compensation Committee Interlocks and Insider Participation............. 11

  Employment Agreements................................................... 12

  Table 1 - Summary Compensation.......................................... 13

  Pension Plans........................................................... 14

  Table 2 - 1995 Pension Plan............................................. 14

  Return to Stockholders Performance Graph................................ 15

  Table 3 - Option Grants for 1995........................................ 16

  Table 4 - Option Exercises and Year-End Value........................... 16

INDEPENDENT AUDITORS...................................................... 17

FORM 10-K................................................................. 17

SUBMISSION OF STOCKHOLDER PROPOSALS....................................... 17

VOTE REQUIRED FOR APPROVAL................................................ 17

OTHER MATTERS  ........................................................... 17

_________________
*Denotes proposal to be voted on at the meeting

                                   CALMAT CO.
                             3200 San Fernando Road
                             Los Angeles, CA 90065

                             ---------------------

                                PROXY STATEMENT

                             ---------------------


GENERAL INFORMATION

    This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of CalMat Co. (the "Company"), to be held on Wednesday, April 24, 1996 (the "Annual Meeting"). This solicitation is made by the Board of Directors of the Company, and the costs thereof, which will be borne by the Company, are expected to be nominal. In addition to solicitation of proxies by mail, the Company may utilize the services of directors, officers and regular employees of the Company (who will receive no additional compensation therefor) to solicit proxies personally and by telephone and facsimile. In addition, Georgeson & Company, Inc. has been retained by the Company to assist in the solicitation of proxies. The anticipated fee of this proxy solicitor is $7,000, plus its out-of-pocket costs and expenses. The proxy may be revoked by a stockholder at any time prior to its use by delivering written notice of such revocation to the Secretary of the Company at its principal executive offices, 3200 San Fernando Road, Los Angeles, California 90065, by submitting a later dated proxy, or by attending the Annual Meeting and voting in person.

    Brokerage houses, custodians, nominees, and others who hold stock in their names will be reimbursed for expenses incurred by them in sending proxy material to beneficial owners.

    The approximate date on which this proxy statement and the form of proxy will first be sent or given to security holders is March 15, 1996.

    The stockholders of record at the close of business on March 12, 1996 are entitled to one vote for each share of stock held by them. Each stockholder entitled to vote at any election for directors has the right to cumulate votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that stockholder's shares are entitled, or to distribute such votes on the same principle among as many candidates as the stockholder determines. The proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees. Stockholders who wish to cumulate their votes must so indicate on the form of proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named. A majority of the stock issued and outstanding, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting.

    On February 20, 1996, there were outstanding 23,182,312 shares of the Company's Common Stock, $1 par value, all of which are of one class.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following shows information (i) as of December 31, 1995 with respect to the only persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding stock, based on the Company's records and a review of filings made pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934 (the "Exchange Act"); and (ii) as of February 20, 1996 for the officers named in this proxy statement under the caption "Executive Compensation" and for directors and executive officers as a group. For the purpose of this proxy statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the securities regardless of any economic interest therein. Unless noted otherwise, beneficial owners listed have sole voting and investment power with respect to the shares reported.

------------------------------------------------------------------------------
NAME AND ADDRESS OF                        AMOUNT AND NATURE OF    PERCENT OF
BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP       CLASS
------------------------------------------------------------------------------
Dan Murphy Foundation                       3,923,247  shares         16.92
  Post Office Box 711267
  Los Angeles, CA 90071
------------------------------------------------------------------------------
Fidelity Management & Research Co.          2,599,800  shares         11.22
  Boston, MA 02110-2003
------------------------------------------------------------------------------
Systematic Financial Management, Inc.       1,285,760  shares          5.55
  Fort Lee, NJ  07024-3308
------------------------------------------------------------------------------
A. Frederick Gerstell                         208,785  shares  (a)     (b)
  Chairman of the Board,
  President, Chief Executive Officer,
  Chief Operating Officer,
  and Director
------------------------------------------------------------------------------
Scott J Wilcott                               148,829  shares  (a)     (b)
  Executive Vice President,
  Law and Property
------------------------------------------------------------------------------
Paul Stanford                                  44,763  shares  (a)     (b)
  Executive Vice President -
  Administration, General Counsel
  and Secretary
------------------------------------------------------------------------------
H. James Gallagher                             28,250  shares  (a)     (b)
  Executive Vice President -
  Finance and Chief Financial
  Officer
------------------------------------------------------------------------------
R. Bruce Rieser                                   500  shares          (b)
  Executive Vice President,
  Construction Materials
------------------------------------------------------------------------------
Delbert H. Tanner                              65,000  shares  (a)     (b)
  Executive Vice President,
  Construction Materials (c)
------------------------------------------------------------------------------
Directors and executive officers
  as a group (20 persons)                   1,358,275  shares  (a)     5.72
------------------------------------------------------------------------------

(a) The amounts shown include the following shares that may be acquired within 60 days pursuant to outstanding stock option grants: A. Frederick Gerstell, 174,103 shares; Scott J Wilcott, 134,500 shares; Paul Stanford, 44,250 shares; H. James Gallagher, 27,250 shares; Delbert H. Tanner, 60,000 shares; and all directors and executive officers as a group, 546,057 shares.

(b)  Less than 1%.

(c)  Mr. Tanner's employment terminated effective December 31, 1995.
-------------------------------------------------------------------------------

PROPOSAL - ELECTION OF DIRECTORS

   The Company's By-Laws provide for a Board of Directors, consisting of from eleven to fifteen directors, with the exact number to be determined by the Board. Thirteen directors, who will comprise the entire Board of Directors, will be elected at the 1996 Annual Meeting. Each of the nominees for director named below is a member of the present Board of Directors, and the term of office for which each nominee is a candidate will expire at the next Annual Meeting or when the director's successor shall have been elected or appointed. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions to the contrary, votes will be cast for the election of the following as directors, pursuant to the proxies solicited hereby. In the unanticipated event that any nominee should become unavailable for election as a director, the proxies will be voted for any substitute nominee named by the Board of Directors.

                                                                             SHARES OF COMPANY
                                                           FIRST BECAME     STOCK BENEFICIALLY
                                      POSITION WITH             A               OWNED AS OF        PERCENT
NAME OF NOMINEE            AGE           COMPANY             DIRECTOR      FEBRUARY 20, 1996(A)    OF CLASS

-----------------------------------------------------------------------------------------------------------
John C. Argue               64   Director                     1990                3,750  (b)          *
-----------------------------------------------------------------------------------------------------------
Arthur Brown                55   Director                     1994                2,000  (c)          *
-----------------------------------------------------------------------------------------------------------
Harry M. Conger             65   Director                     1981 (d)            5,250  (b)          *
-----------------------------------------------------------------------------------------------------------
Rayburn S. Dezember         65   Director                     1989                5,850  (b)(e)       *
-----------------------------------------------------------------------------------------------------------
A. Frederick Gerstell       58   Chairman of the Board,       1981 (d)          208,785  (f)          *
                                 President, and Director
-----------------------------------------------------------------------------------------------------------
Richard A. Grant, Jr.       56   Director                     1972 (d)           40,250  (g)          *
-----------------------------------------------------------------------------------------------------------
Grover R. Heyler            69   Director                     1978                4,250  (b)          *
-----------------------------------------------------------------------------------------------------------
William T. Huston           68   Director                     1978                7,530  (b)          *
-----------------------------------------------------------------------------------------------------------
William Jenkins             76   Director                     1973               52,084  (b)          *
-----------------------------------------------------------------------------------------------------------
Edward A. Landry            56   Director                     1994                1,750  (h)          *
-----------------------------------------------------------------------------------------------------------
Thomas L. Lee               53   Director                     1990                4,250  (b)          *
-----------------------------------------------------------------------------------------------------------
Thomas M. Linden            52   Director                     1978              616,548  (i)         2.66
-----------------------------------------------------------------------------------------------------------
Stuart T. Peeler            66   Director                     1966 (d)           17,250  (j)          *
-----------------------------------------------------------------------------------------------------------
*  Less than 1%
-----------------------------------------------------------------------------------------------------------

[FOOTNOTES ON FOLLOWING PAGE]

(a) Unless otherwise indicated, the beneficial owner (within the meaning of the rules of the Securities and Exchange Commission) of the shares shown has sole voting and investment power, subject to applicable community property and similar laws.

(b) Of the shares shown, 2,250 are shares that the director has the right to acquire under the director's stock option agreements.

(c) Of the shares shown, 750 are shares that Mr. Brown has the right to acquire under a director's stock option agreement.

(d) Includes service as a director of a predecessor constituent company, California Portland Cement Company ("CPC"). Each of these nominees for director became a director upon formation of the Company in 1984 by the combination of CPC and Conrock Co. ("Conrock").

(e) Mr. Dezember has shared voting and investment power with respect to 3,600 of the shares shown. The shares are held in a family trust, of which Mr. Dezember and his wife are Co-Trustees.

(f) Of the shares shown, 174,103 are shares that Mr. Gerstell has the right to acquire under stock option agreements.

(g) Mr. Grant disclaims any beneficial interest in the 3,923,247 shares owned by the Dan Murphy Foundation, of which he is Secretary, Treasurer and a Trustee, and in the 298,273 shares owned by the P.D. Byrne Trust, of which he is a Co-Trustee. Included in the shares shown are 8,000 shares beneficially owned by Mr. Grant's children as to which he has shared voting and investment power, and 2,250 shares which he has the right to acquire under director's stock option agreements.

(h) Mr. Landry disclaims any beneficial interest in the 3,923,247 shares owned by the Dan Murphy Foundation, of which he is a Trustee, and in the 1,868 shares held in the Philip Marlow Trust, of which he is a Trustee. Of the shares shown, 750 are shares which Mr. Landry has the right to acquire under a director's stock option agreement.

(i) Mr. Linden has shared voting and investment power with respect to 253,532 shares of the shares shown. Mr. Linden disclaims beneficial ownership with respect to the 203,126 shares held by the R.F. and D.A. Ingold Trust, of which he is a Co-Trustee. Of the shares shown, 2,250 are shares which Mr. Linden has the right to acquire under director's stock option agreements.

(j) Mr. Peeler has shared voting and investment power with respect to 15,000 of the shares shown. Of the shares shown, 2,250 are shares which Mr. Peeler has the right to acquire under director's stock option agreements.

1996 NOMINEES FOR DIRECTOR
--------------------------

JOHN C. ARGUE. Of Counsel to the Los Angeles law firm of Argue Pearson Harbison & Myers where he has worked since 1972. He has practiced law since 1957. Mr. Argue is a Director of Avery Dennison, Inc., Coast Savings Financial, Inc., and its subsidiary, Coast Federal Bank. He is a Trustee of TCW Funds, Inc., the TCW/DW Family of Funds and Term Trusts 2000, 2002, 2003, and also serves as Chairman of Rose Hills Memorial Park, and of the Advisory Directors of LAACO, Ltd.

ARTHUR BROWN. Chairman of the Board, Chief Executive Officer and President of Hecla Mining Company ("Hecla"). Prior to being named President in 1986, Mr. Brown served as Hecla's Chief Operating Officer, and Executive Vice President in addition to various other positions as an officer of Hecla. Mr. Brown is also a director of Southern Africa Minerals Corporation, American Colloid Company (an American industrial minerals company), and Idaho Independent Bank.

HARRY M. CONGER. Chairman of the Board and Chief Executive Officer of Homestake Mining Company since 1986; also its President from 1982 to 1986. Mr. Conger is also a Director of ASA, Ltd., Baker Hughes, Inc., Pacific Gas and Electric Company, and the National Mining Association. He is also Chairman of the World Gold Council, a Trustee of the California Institute of Technology, and a member of the Board of Trustees of the Western Regional Council.

RAYBURN S. DEZEMBER. Serves on the boards of Wells Fargo and Company, Wells Fargo Bank and Tejon Ranch Co. He is also a Director of the Bakersfield Californian and Bolthouse Farms. Mr. Dezember served as Chairman of the Board and Chief Executive Officer of Central Pacific Corp. from 1981 to 1990. He is also a Trustee of Whittier College.

A. FREDERICK GERSTELL. Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of the Company. Prior to 1991, Mr. Gerstell was President, Chief Executive Officer and Chief Operating Officer. From 1984 to 1988, Mr. Gerstell was President and Chief Operating Officer of the Company. From 1981 to 1984, he was President and Chief Operating Officer and a Director of CPC and, prior to 1981, a Vice President of CPC. Mr. Gerstell is also a Director of Ameron, Inc.

RICHARD A. GRANT, JR. Private investor and Co-Trustee of M. B. Scott trusts. Mr. Grant is a Co-Trustee of the P.D. Byrne Trust, which owns 298,273 shares of the Company's Common Stock. Mr. Grant is also Secretary, Treasurer and a Trustee of the Dan Murphy Foundation, a nonprofit foundation which owns 3,923,247 shares of the Company's Common Stock.

GROVER R. HEYLER.   Retired partner of the law firm of Latham & Watkins, where he had practiced law since 1952. Since his retirement at the end of 1992, he has been of counsel to the firm. The Company retained the services of Latham & Watkins during 1995 and has retained such services in 1996.

WILLIAM T. HUSTON. Chairman of the Board of Watson Land Company since January 1, 1994, formerly known as Watson Industrial Properties, a real estate development company. From 1986 through 1993, he was its Chairman and Chief Executive Officer, and from 1963 to 1985, he was its President and Chief Executive Officer.

WILLIAM JENKINS. Retired as Chairman of the Board of the Company at the end of 1990. Prior to 1988, Mr. Jenkins was Chairman of the Board and Chief Executive Officer, and prior to 1984, President, Chief Executive Officer and a Director of Conrock.

EDWARD A. LANDRY. Senior Partner of the Los Angeles law firm of Musick, Peeler & Garrett, where he has practiced law since 1965. The Company retained the services of Musick, Peeler & Garrett during 1995 and has retained such services in 1996. He is a Trustee of the Dan Murphy Foundation, a non-profit foundation, which owns 3,923,247 shares of the Company's Common Stock. Mr. Landry also serves as a trustee for other non-profit foundations.

THOMAS L. LEE.   Has served as Chief Executive Officer, as a Director, and since
July 1989 as Chairman of The Newhall Land and Farming Company, a publicly traded California limited partnership. He served as its President and Chief Executive Officer from 1987 to 1989, and as President and Chief Operating Officer from 1985 to 1987. He also is a Director of First Interstate Bancorp and of First Interstate Bank of California, and a Trustee of California Institute of the Arts.

THOMAS M. LINDEN. Private investor. He was Executive Vice President and General Manager -Properties Division of the Company from May 1985 through May 1989. Before that time, he was a partner with Smith, Linden and Basso, certified public accountants.

  STUART T. PEELER. Petroleum industry consultant and independent oil and gas producer since the beginning of 1989. He was Chairman of the Board and Chief Executive Officer of Statex Petroleum, Inc., from 1982 through 1989 and was its President from 1983 to 1986. Mr. Peeler is a Director of Chieftain International, Inc., Chieftain International Funding Corp., Homestake Mining Company and Homestake Gold of Australia, Ltd. He is also a Trustee of the J. Paul Getty Trust.


BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

  During 1995, the Board of Directors met ten times. Directors who are not Company employees are paid a quarterly retainer fee of $3,500 for service on the Board -- $4,000 if the director also serves as a Committee Chairman. In addition, such non-employee directors are paid a fee of $1,200 for each Board meeting and $800 for each Committee meeting attended.

  The Board of Directors has an Audit Committee, a Management Development and Compensation Committee, a Nominating Committee, a Finance Committee and an Executive Committee. During 1995, the Audit and Finance Committees each met three times. The Management Development and Compensation Committee met five times. The Nominating and Executive Committees each met once. All directors attended more than 75% of all meetings of the Board and any committees on which they served.

AUDIT COMMITTEE
---------------

The Audit Committee recommends the selection of independent auditors and approves their fee arrangement. The Audit Committee reviews the plan and scope of the audit and the resulting audit report and management letter. The Audit Committee also monitors the Company's ethics programs and other compliance policies and discusses with management and the outside auditors the effect of recently issued accounting standards on the Company's financial statements.

Members
John C. Argue, Chairman                            William T. Huston
Rayburn S. Dezember                                Edward A. Landry
Grover R. Heyler                                   Stuart T. Peeler

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
-------------------------------------------------

The Management Development and Compensation Committee ("Compensation Committee") approves and recommends to the Board of Directors director compensation, remuneration for senior management of the Company, and the adoption of any compensation plans. The Compensation Committee also makes recommendations to the Board concerning succession planning and management development policies for the Company. The Compensation Committee's Stock Option Sub-Committee approves the granting of stock options or other benefits under such plans.

Members
Stuart T. Peeler, Chairman                          William Jenkins
John C. Argue                                       Thomas L. Lee
Harry M. Conger                                     Thomas M. Linden

NOMINATING COMMITTEE
--------------------

The Nominating Committee recommends to the Board of Directors nominees to fill Board vacancies, and a slate of nominees for election at the Annual Meeting of Stockholders. The Nominating Committee has no formal procedures for consideration of recommendations for nominees which may be submitted by stockholders.

Members
Thomas L. Lee, Chairman                             Grover R. Heyler
Harry M. Conger                                     William T. Huston
Richard A. Grant, Jr.

FINANCE COMMITTEE
-----------------

The Finance Committee monitors the performance of investments in the Company's pension plans and selects and recommends managers, financial advisors and trustees for pension fund investments. The Finance Committee also reviews and makes recommendations regarding the structure of Company indebtedness, specific major borrowings, the Company's debt-to-equity ratio and the relationship of long-term debt to short-term debt.

Members
Richard A. Grant, Jr., Chairman                     Grover R. Heyler
Arthur Brown                                        Thomas M. Linden
Rayburn S. Dezember

EXECUTIVE COMMITTEE
-------------------

The Executive Committee reviews and makes recommendations regarding corporate objectives and policies, the Company's long-range plan, major Company acquisitions or divestitures and the Company's dividend policy. When necessary, the Executive Committee may act in lieu of the Board of Directors, exercising all the powers of the Board of Directors in the management of the business and affairs of the Company, except where limited by Section 141 of the Delaware General Corporation Law.

Members
William Jenkins, Chairman                           Thomas L. Lee
John C. Argue                                       Thomas M. Linden
Harry M. Conger                                     Stuart T. Peeler
Richard A. Grant, Jr.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

  Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no Forms 5 were required, the Company believes that during fiscal 1995, all Reporting Persons complied with all applicable filing requirements.


EXECUTIVE COMPENSATION

  The Executive Compensation section of this Proxy Statement includes (i) the Report of the Compensation Committee, (ii) a discussion of certain Employment Agreements entered into by the Company with certain executives, (iii) a Summary Compensation Table which shows the compensation paid or accrued to the named individuals by the Company during the fiscal years ended December 31, 1995, 1994 and 1993, (iv) information about the Company's defined benefit supplemental retirement plan, (v) a Performance Graph of the Company's stock performance during the last five fiscal years compared to the stock performance of the Company's peer group and others during the same period, and (vi) an Option Grants table and an Option Exercises and Year-End Value table which show grants and exercises during the last fiscal year with year-end information regarding outstanding options.


   REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
   --------------------------------------------------------------

   COMPENSATION POLICIES FOR EXECUTIVE OFFICERS OF THE COMPANY

   The Compensation Committee is responsible for setting and administering all policies which govern salaries, salary increases, and bonuses for the Company's executive officers and key managerial employees for approval by the Company's Board of Directors. In 1995, the Compensation Committee met five times.

   The Compensation Committee's purpose is to ensure that the Company is able to attract and retain well-qualified executives who will manage the Company for the benefit of stockholders and contribute to the Company's success. The policy of the Compensation Committee is to provide compensation to executive-level officers which is appropriate to each executive officer's level of responsibility and which will both reward the executive for past performance and provide an incentive to the executive for future performance.

   1995 Compensation and Bonuses - Executive Officers

   The primary focus of the Compensation Committee in making its compensation decisions for executive officers in fiscal 1995 was its subjective review of each executive officer's individual performance. The Compensation Committee did not establish predetermined performance standards for executive officers, but rather reviewed each executive officer's individual performance in the context of the overall performance of the Company. In making this evaluation, the Compensation Committee considered the earnings performance of the Company and evaluated whether the specific performance of the area over which an executive officer has control contributed to the earnings performance or otherwise supported the Company's overall performance. The Compensation Committee also reviewed the individual performance of the executive in the executive's role as a manager and leader within the Company and the performance appraisal prepared by the Chief Executive Officer ("CEO") regarding the performance of the individual executive.

   Additionally, as part of its subjective determination of the appropriateness of salary with regard to an executive's level of responsibility, the Compensation Committee reviewed salary surveys of companies within the Company's peer group of nine U.S. companies within the sand, gravel and mining industry. In reviewing these peer industry surveys, the Compensation Committee primarily considered the level of compensation being paid to executives with similar responsibilities in comparable businesses with similar business cycles. For example, the Compensation Committee especially considered the surveys of mining companies whose business cycles, like the Company's, are tied to the construction industry. The Compensation Committee also reviewed professional surveys of non-industry related companies, primarily in California, which have comparable revenue, location density in California, and number of employees. In reviewing these non-industry surveys, the Compensation Committee considered the compensation being paid to executives with similar responsibilities in similarly-sized California companies, with a heavier focus on Southern California companies, so as to determine competitive wages within the geographic region. The professional surveys reviewed include surveys produced by William M. Mercer, Inc., Towers Perrin, and Watson Wyatt. The Compensation Committee did not target any predetermined relationship between the salaries of the Company's executives and those of the executives of the surveyed companies. In 1995, the named executive officers as a group received salaries which were at or above the median for executive officers in their peer group and at or above the median for executives within non-industry related comparable companies in California.

   After its evaluation of these factors, the Compensation Committee subjectively determined the appropriate level of compensation to be paid.

   The Compensation Committee also oversees the Company's bonus plan, which the Company uses to reward individual employee performance for the prior year. In 1995, the Compensation Committee subjectively determined that the Company's bonus fund would equal 4% of the pre-tax, pre-bonus operating earnings for the Company, excluding extraordinary gains and losses. The Compensation Committee made this decision based on its subjective evaluation of historical information with regard to bonus funds in prior years and the Compensation Committee's overall goal to provide a reward for performance to key employees. The Compensation Committee's decision to provide bonuses, and the relationship, if any, of the bonus fund amount to the Company's earnings are completely within the discretion of the Compensation Committee and may change from year to year. In 1995, the bonus fund available to pay employees, including the executive officers and the CEO, was approximately $784,000 compared with $1,563,000 in 1994. The percentage of this fund paid to the CEO in 1995 was approximately 13%.

   1995 Compensation and Bonus - Chief Executive Officer

   In 1995, the Compensation Committee determined the compensation for the CEO by subjectively evaluating his performance with regard to the performance of the Company as a whole with special emphasis on the operating earnings of the Company. The Compensation Committee did not predetermine performance goals for the CEO, but subjectively evaluated his performance in the following areas: (i) establishment of clear and sound objectives, (ii) achievement of those objectives, (iii) creation of overall management strength, (iv) development of successor management, and (v) communication with the Board of Directors and senior management. Additionally, the Compensation Committee considered particular accomplishments of the CEO in 1995 which have contributed to long-term stockholder value. Specifically, in 1995, the Compensation Committee subjectively evaluated the following accomplishments: maintaining profitability; success in reducing costs; acquisition and expansion activities; consolidating the Company's Construction Materials Division, managing under adverse labor conditions; and improvements in customer service and governmental relations. Finally, in evaluating the CEO's performance, the Compensation Committee compared the short-term and long-term total stockholder return performance of companies within its peer group to the Company's own short-term and long-term performance. In 1995, the Company's total stockholder return fell below its peer group as shown on the Performance Graph on page 15. The Compensation Committee did not evaluate these factors using a predetermined formula, but used its subjective discretion to reach its result.

   The Compensation Committee, as it did for executive officer compensation, also reviewed the same professional surveys of industry-related and non-industry related companies in determining the CEO's salary level. In 1995, the CEO's salary level was at or above the median for industry-related companies and at or above the median for CEO's within non-industry related comparable companies in California. For 1996, the CEO's base compensation was raised from $485,000 to $500,000. The CEO's bonus for 1995 was $100,000.

   1996 Incentive Compensation Program - "EVA(R)"

   In January 1996, the Company implemented an Economic Value Added ("EVA(R)") Incentive Compensation Program (the "Incentive Program") to provide key employees with an incentive based upon increase in stockholder value, as part of a competitive total compensation package which includes base salary, EVA(R) incentive bonus, stock options and employee benefits. EVA(R) is an internal measurement of operating and financial performance, developed by Stern, Stewart & Co., a nationally recognized financial advisory firm, which is designed to closely correlate performance with stockholder value. Under EVA(R), focus is shifted from budget performance to return on invested capital. Managers are rewarded relative to the economic value their business units produce.

   The Compensation Committee believes EVA(R) to be a superior measurement of performance because it permits evaluation of business units based on their ability to generate attractive economic profit. EVA(R) is defined as net operating profit after taxes, less a charge for the average cost of the capital employed to produce that profit. Improvement in EVA(R) therefore represents the growth in economic profit from year to year. Thus, EVA(R) provides a framework to measure the impact of value-oriented activity by business units.

   The Incentive Program will provide bonuses at two management levels. Group One will comprise all executive officers of the Company, including the CEO and all named executive officers, as well as all business unit managers and their key staff. Group Two will include all other management and selected sales personnel. The Compensation Committee has determined that all bonuses (except for the limited "discretionary bonus" described below) will be determined based on EVA(R) improvement. Corporate participants will be evaluated based on improvement in EVA(R) for the Company as a whole, and business unit participants will be evaluated based on improvement in their business unit's EVA(R).

   At the commencement of the program, a Target Bonus was established, based on competitive information obtained from compensation surveys for each participant, and is expressed as a percentage of the executive's base salary. Incentive payouts will be determined by multiplying the Target Bonus by a bonus multiple derived by comparing target and actual EVA(R) for the year in question and adjusted for a "leverage factor" that reflects the expected variability of the Company's performance based on historical factors. Bonus payments under the Incentive Program may be more or less than the Target Bonus.

   The Compensation Committee has also determined that all management participants in the Incentive Program will be eligible for a "discretionary bonus" of up to ten percent (10%) of their Target Bonus, based on individual achievement, irrespective of EVA(R) performance.

STOCK OPTION GRANTS

The Stock Option Sub-Committee of the Compensation Committee (the "Sub-Committee"), which is composed of independent directors, met four times in 1995 to determine the amount of any stock options to be granted to Company employees, including the executive officers and the CEO. The Sub-Committee uses the award of stock options to meet the Compensation Committee's goal to provide an incentive for continued and future performance of executive officers and other key employees, as part of the total compensation package. In making its decisions in 1995, the Sub-Committee subjectively considered the performance of the Company as a whole and the extent to which the performance of a particular employee impacted that performance. The Sub-Committee did not review surveys of stock option grants for other companies in determining its stock option awards.

      Submitted by the Management Development and Compensation Committee:

                         COMPENSATION COMMITTEE MEMBERS

                           Stuart T. Peeler, Chairman
                                 John C. Argue
                                Harry M. Conger
                                William Jenkins
                                 Thomas L. Lee
                                Thomas M. Linden

                       STOCK OPTION SUB-COMMITTEE MEMBERS

                           Stuart T. Peeler, Chairman
                                 John C. Argue
                                Harry M. Conger
                                 Thomas L. Lee



 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
 -----------------------------------------------------------

None of the members of the Compensation Committee are present or former members of management except Mr. William Jenkins, who is a retired Chairman of the Board of Directors and was CEO of the Company from July 1984 to January 1988, and Mr. Thomas M. Linden, who was Executive Vice President and General Manager - Properties Division of the Company from May 1985 through May 1989.

 EMPLOYMENT AGREEMENTS
 ---------------------

The Company has executed the following employment agreements with certain executive officers according to the terms summarized below:

   The Company has executed employment agreements with Mr. Gerstell, Mr. Wilcott and Mr. Stanford that provide for compensation at an annual rate of $485,000, $240,000, and $220,000, respectively, in 1995, and for $500,000, $247,500, and $230,000, respectively, in 1996. In addition to providing benefits in the case of disability, the agreements provide that the compensation and other benefits (including bonus, retirement plan contributions and insurance coverages) shall continue unabated for the period specified in each agreement (four years for Mr. Gerstell and three years for Mr. Wilcott and Mr. Stanford) from the date of notice of termination by the Company. In the event the Company significantly reduces the importance of their responsibilities, reduces their compensation or benefits, relocates the Company's principal executive offices outside Los Angeles or reassigns them to a location other than the principal executive offices, each executive's agreement provides that the executive may terminate the agreement and receive the salary and benefits that would have been provided to him under the agreement (four years for Mr. Gerstell and three years for Mr. Wilcott and Mr. Stanford). In the event of a change of control, the executive may accelerate the exercisability of all options to acquire shares covered by any outstanding stock option agreements he has with the Company.

   Mr. Gallagher has an agreement with the Company with respect to severance which provides that he will receive up to twelve months of salary ($230,000) in the event of termination without cause.

   Mr. Rieser has an agreement with the Company with respect to severance which provides that he will receive twelve months of salary ($240,000) in the event of termination without cause.

   Mr. Tanner had an agreement with the Company with respect to severance that provided for twelve months of salary ($265,000) in the event of termination without cause. Upon his resignation in October 1995, the employment agreement was terminated and the Company entered into a severance agreement with Mr. Tanner pursuant to which he was paid twelve months of salary ($265,000).

                                          TABLE 1 - SUMMARY COMPENSATION
----------------------------------------------------------------------------------------------------------------------
                                                                                            LONG TERM
NAME AND PRINCIPAL POSITION                      ANNUAL COMPENSATION (A)                  COMPENSATION     ALL OTHER
                                       -----------------------------------------------------------------  COMPENSATION
                                       YEAR          SALARY ($)          BONUS ($)        OPTIONS (#)(B)       (C)
----------------------------------------------------------------------------------------------------------------------
A. FREDERICK GERSTELL                  1995           $485,000           $100,000          40,000           $ 93,030
Chairman of the Board,                 1994           $460,000           $200,000          60,000           $ 84,098
 President, Chief Executive            1993           $430,000           $100,000          50,000           $ 79,837
 Officer, Chief Operating
 Officer, and Director

--------------------------------------------------------------------------------------------------------------------
SCOTT J WILCOTT                        1995           $240,000           $ 32,500          15,000           $ 45,998
 Executive Vice President,             1994           $232,500           $ 65,000          25,000           $ 42,714
 Law and Property                      1993           $232,500           $ 25,000          20,000           $ 47,685
--------------------------------------------------------------------------------------------------------------------
PAUL STANFORD                          1995           $220,000           $ 30,000          15,000           $ 40,514
 Executive Vice President              1994           $200,000           $ 60,000          25,000           $ 35,095
 -Administration, General              1993           $182,731           $ 30,000          20,000           $ 31,256
 Counsel, and Secretary

--------------------------------------------------------------------------------------------------------------------
H. JAMES GALLAGHER                     1995           $220,000           $ 30,000          15,000           $ 39,560
 Executive Vice President -            1994           $200,000           $ 60,000          25,000           $  8,768
 Finance, and Chief                    1993           $  7,000           $ 12,000          22,000                -0-
 Financial Officer

--------------------------------------------------------------------------------------------------------------------
R. BRUCE RIESER*                       1995           $175,000           $ 32,750          35,000           $    884
 Executive Vice  President,            1994              -----              -----           -----              -----
 Construction Materials                1993              -----              -----           -----              -----

--------------------------------------------------------------------------------------------------------------------
DELBERT H. TANNER**                    1995           $265,000                -0-             -0-           $335,712
 Executive Vice President,             1994           $256,000           $ 65,000          25,000           $ 31,727
 Construction Materials                1993           $118,267           $ 60,000          35,000           $ 82,920

--------------------------------------------------------------------------------------------------------------------

* Mr. Rieser joined the Company as Senior Vice President, Construction Materials, in March 1995 and was elected Executive Vice President, Construction Materials, in December 1995.

** Mr. Tanner resigned his position as an officer in October 1995 and his employment terminated effective December 31, 1995.
-------------------------------------------------------------------------------
(A) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(B) 1995 options were approved by the Board of Directors in January 1996 except for 20,000 shares granted to Mr. Rieser on March 6, 1995.

(C) The amounts shown in this column for the last fiscal year include the following items: (i) Mr. Gerstell: $21,000 - Company accrual to the Thrift and Profit-Sharing Retirement Plan and Money Purchase Pension Plan for Employees of CalMat Co., a defined contribution plan (DCP); $63,787 - Paid by the Company to a trust for the Non-qualified Deferred Compensation Plan for Selected Executives of CalMat Co., a non-qualified defined contribution plan (NDCP); $8,243 - Company-paid term life insurance (TLI); (ii) Mr.
    Wilcott: $21,000 - Company accrual to DCP; $21,409 - Company accrual to NDCP; $3,589 - Company-paid TLI; (iii) Mr. Stanford: $21,000-Company accrual to DCP; $17,287 - Company accrual to NDCP; $2,227 - Company-paid TLI; (iv) Mr. Gallagher: $21,000 - Company accrual to DCP; $17,211 - Company accrual to NDCP; $1,349 - Company-paid TLI; (v) Mr. Rieser: $884 - Company-paid TLI; and (vi) Mr. Tanner: $21,000 - Company accrual to DCP; $26,926 - Company accrual to NDCP; $978 - Company-paid TLI; $21,808 -Company-paid housing allowance; $265,000 - payment pursuant to Mr. Tanner's severance agreement with the Company.
-------------------------------------------------------------------------------

PENSION PLANS
-------------

Under the Supplemental Executive Retirement Agreement in effect for 1995, a defined benefit supplemental retirement plan, Mr. Gerstell would have received, upon retirement, a supplemental benefit added to amounts received from Social Security, the DCP and the NDCP, such that the total would approximate 70% of his final average pay. During 1995, $53,549 was paid to a Company trust created to fund this benefit.

The following table shows the estimated annual benefits which would have been payable to Mr. Gerstell upon his retirement under the plan in effect in 1995:

                        TABLE 2 - 1995 PENSION PLAN (A)
---------------------------------------------------------------------

REMUNERATION (B)                            YEARS OF SERVICE (C)
                       ----------------------------------------------
                       21 (D)             25                28 (E)
---------------------------------------------------------------------
$  400,000             $ 37,258           $ 31,337          $ 50,972
---------------------------------------------------------------------
$  600,000             $104,625           $117,770          $159,358
---------------------------------------------------------------------
$  800,000             $171,991           $204,203          $267,744
---------------------------------------------------------------------
$1,000,000             $239,358           $290,636          $376,130
---------------------------------------------------------------------

(A) This table reflects estimated payments to Mr. Gerstell under the plan prior to revisions approved during 1996.

(B) Average compensation in the highest consecutive five years of the last 10 years of employment.

(C) Amounts shown represent the estimated supplemental annual pension to be paid by the Company which are in addition to amounts to be received from Social Security, the DCP and the NDCP.

(D) After twenty-one years of service, Mr. Gerstell will not yet be eligible for Social Security benefits. Therefore, the amounts shown include such additional amounts which the Company is obligated to pay until such time that Mr. Gerstell reaches age 62.

(E) As of fiscal year end, Mr. Gerstell was the only participant in the plan. At age 65 Mr. Gerstell will have 28 years of service.

The compensation covered by the 1995 plan includes the base salary shown in the Compensation Table, not including bonuses.

In January 1996, the Board of Directors approved revisions to the plan as follows: (i) Beginning in 1996, coverage under the plan will also be provided for Messrs. Wilcott, Stanford, Gallagher, and Rieser, and one additional executive officer; (ii) under the revised plan, Mr. Gerstell's benefit upon retirement will approximate 65%, rather than 70%, of his final average pay. However, the revised plan provides that the participant's final average pay will include base salary plus bonus and will be calculated by averaging the executive's highest three years of compensation during the prior five years of employment, rather than the highest five consecutive years of the last ten years of employment; and (iii) for all other executives, the benefit will approximate 60% of their final average pay.

RETURN TO STOCKHOLDERS PERFORMANCE GRAPH
----------------------------------------

The following graph compares the cumulative total stockholder return on the Company's common stock with the cumulative total return of the Standard & Poor's 500 Stock Index (the "S & P 500") and a composite industry index (the "Industry Index") consisting of eight public companies in the building materials industry.* The graph assumes that $100 was invested on December 31, 1990 in each of CalMat stock, the S & P 500 and the Industry Index, and that all dividends were reinvested.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                    AMONG COMPOSITE, CZM AND S&P 500 INDEX

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period
(Fiscal Year Covered)        Composite      CZM          S&P 500
-------------------          ---------      -----        -------
Measurement Pt- 12/31/90     $100           $100         $100
FYE 12/31/91                 $116.6         $126.1       $130.5
FYE 12/31/92                 $121.5         $126         $140.4
FYE 12/31/93                 $155.5         $120.9       $154.5
FYE 12/30/94                 $136.1         $100.9       $156.6
FYE 12/29/95                 $172.4         $108.5       $215.4

* Composite includes Florida Rock Industries, Granite Construction, Inc., Lafarge Corp., Martin Marietta Materials, Southdown, Inc., Texas Industries, Inc., Vulcan Materials Co., and CalMat Co. Information for Martin Marietta Materials begins in 1993 when such information first became publicly available.

                                             TABLE 3 - OPTION GRANTS FOR 1995                (Includes options granted on 1/23/96)
-----------------------------------------------------------------------------------------------------------------------------------
                              NUMBER OF SECURITIES         % OF TOTAL
                                   UNDERLYING            OPTIONS GRANTED          EXERCISE OR                            GRANT DATE
                                    OPTIONS               TO EMPLOYEES             BASE PRICE          EXPIRATION      PRESENT VALUE
NAME                              GRANTED (A)            IN FISCAL YEAR           ($/SHARE)(B)            DATE              (C)
-----------------------------------------------------------------------------------------------------------------------------------
A. Frederick Gerstell                40,000                   14.81                  $17.25             1-23-06         $213,975
-----------------------------------------------------------------------------------------------------------------------------------
Scott J Wilcott                      15,000                    5.56                  $17.25             1-23-06         $ 80,241
-----------------------------------------------------------------------------------------------------------------------------------
Paul Stanford                        15,000                    5.56                  $17.25             1-23-06         $ 80,241
-----------------------------------------------------------------------------------------------------------------------------------
H. James Gallagher                   15,000                    5.56                  $17.25             1-23-06         $ 80,241
-----------------------------------------------------------------------------------------------------------------------------------
R. Bruce Rieser (D)                  20,000/                   7.41/                 $18.625/           3-6-05/         $108,895/
                                     15,000                    5.56                  $17.25             1-23-06         $ 80,241
-----------------------------------------------------------------------------------------------------------------------------------
Delbert H. Tanner                       -0-                   ----                   -----               -----            -----
-----------------------------------------------------------------------------------------------------------------------------------

(A) Options granted are exercisable at 12 months after the grant date, with 25% of the shares covered thereby becoming exercisable at that time and an additional 25% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date. The option term is ten years; however, unless modified by an employment agreement, no option which is unexercisable at termination of employment will become exercisable.

(B) The exercise price may be paid by cash, by delivery of shares of the Company's Common Stock owned by the Optionee or, with consent of the Compensation Committee, by delivery of a full-recourse promissory note.

(C) The Modified Black-Scholes Option Valuation Model modifies the Black-Scholes formula to include the impact of cash dividend payments and the right to exercise options prior to maturity. The volatility factor and risk-free rate of return at grant date used in the modified model were
     0.2556 and 5.66%, respectively. The Company's dividend yield at the grant date of 2.32% was used in the modified model. The model assumes that options are exercisable approximately three years after vesting, based on analyses of historical exercise patterns.

(D) Mr. Rieser received two grants for 1995: 20,000 options were granted at the commencement of his employment on March 6, 1995 and 15,000 were granted on January 23, 1996.

                                           TABLE 4 - OPTION EXERCISES AND YEAR-END VALUE
---------------------------------------------------------------------------------------------------------------------------
                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
                                            (Includes 1995 options granted on 1/23/96)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             VALUE OF
                                                                                 NUMBER OF                 UNEXERCISED
                                                                                UNEXERCISED               IN-THE-MONEY
                                                                                  OPTIONS                    OPTIONS
                                                                               AT 1/23/96 (B)           AT 1/23/96 (B)(C)
                                                         VALUE REALIZED        --------------           -----------------
                              SHARES ACQUIRED            AT DATE OF             EXERCISABLE/               EXERCISABLE/
NAME                           ON EXERCISE                EXERCISE (A)         UNEXERCISABLE              UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------
A. Frederick Gerstell            23,800                     $102,170           174,103/120,000            $-0-/10,000
---------------------------------------------------------------------------------------------------------------------------
Scott J Wilcott                   -----                       -----            134,500/47,500            $28,750/3,750
---------------------------------------------------------------------------------------------------------------------------
Paul Stanford                     -----                       -----             44,250/47,500              $-0-/3,750
---------------------------------------------------------------------------------------------------------------------------
H. James Gallagher                -----                       -----             27,250/54,750              $-0-/3,750
---------------------------------------------------------------------------------------------------------------------------
R. Bruce Rieser                   -----                       -----              -0-/35,000                $-0-/3,750
---------------------------------------------------------------------------------------------------------------------------
Delbert H. Tanner                 -----                       -----              60,000/-0-                  $-0-/-0-
---------------------------------------------------------------------------------------------------------------------------

(A) Market value of the underlying securities at exercise date minus the exercise price of the options.

(B)  Includes 1995 options approved by the Board of Directors on January 23,
     1996.
(C) Market value of the underlying securities at January 23, 1996 minus the exercise price of in-the-money options.

INDEPENDENT AUDITORS

At the time of publication of this Proxy Statement, the Audit Committee of the Board of Directors had not yet selected independent auditors for 1996. Therefore, no proposal for ratification, election or approval is included in this Proxy Statement. The Company's financial records for 1995 were audited by Coopers & Lybrand L.L.P. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting of Stockholders to make a statement and to respond to appropriate questions.

FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO THE COMPANY, AT 3200 SAN FERNANDO ROAD, LOS ANGELES, CALIFORNIA 90065, ATTENTION: PAUL STANFORD, SECRETARY. TELEPHONE
(213) 258-2777.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals must be received by the Company at its address by November 15, 1996 for inclusion in the proxy materials relating to the 1997 Annual Meeting of Stockholders.

VOTE REQUIRED FOR APPROVAL

The thirteen nominees for director who receive a plurality of the votes cast at the Annual Meeting in person or by proxy shall be elected. All other matters require a majority of the votes.

Under the Company's By-Laws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. To be elected, nominees must receive a plurality of the votes cast by holders of Common Stock who are present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes will not affect the election of the candidates receiving the plurality of votes. All other proposals to come before the Annual Meeting require the approval of a majority of the votes cast by holders of Common Stock who are present with the power to vote. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will have the effect of nonvoted shares for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.


OTHER MATTERS

The Company is not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matters shall properly come before the meeting, the persons named in the accompanying form of Proxy intend to vote thereon in accordance with their best judgment.

                                            Paul Stanford
                                            Secretary

Los Angeles, California
March 15, 1996

                               [LOGO OF CALMAT]

PROXY

                                  CALMAT CO.

             This Proxy is Solicited on Behalf of the Board of Directors of
                                     CalMat Co.

I hereby constitute and appoint A. Frederick Gerstell and Paul Stanford, and each of them, with full power of substitution and revocation to each, as my proxies, to vote all shares of the Company held or owned by me at the Annual Meeting of Stockholders of CalMat Co. to be held in the Pacific Ballroom of the Omni Los Angeles Hotel & Centre, (formerly the Los Angeles Hilton Hotel), 930 Wilshire Boulevard, Los Angeles, California, at 10:00 a.m., on Wednesday, the 24th day of April, 1996, and at any and all adjournments thereof, upon the following matters:

         Election of Directors.
         Nominees:

         John C. Argue, Arthur Brown,
         Harry M. Conger, Rayburn S. Dezember,
         A. Frederick Gerstell, Richard A.
         Grant, Jr., Grover R. Heyler,
         William T. Huston, William Jenkins,
         Edward A. Landry, Thomas L. Lee,
         Thomas M. Linden, and Stuart T. Peeler.

                Change of Address

         -------------------------------

         -------------------------------

         -------------------------------

         -------------------------------
         (If you have written in the
         above space, please mark the
         corresponding box on the
         reverse side of this card.)

 You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy cannot be voted unless you sign and return this card.

                               SEE REVERSE SIDE

[X] PLEASE MARK YOUR                                                       3232
    VOTES AS IN THIS
    EXAMPLE.

--------------------------------------------------------------------------------
 UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXIES WILL BE VOTED FOR THE
                           ELECTION OF ALL DIRECTORS.
--------------------------------------------------------------------------------
                                                                FOR     WITHHELD
  1. Election of Directors. (see reverse)                       [_]       [_]

     For, except vote withheld from the following nominee(s):


     -------------------------------------

  2. Any other matter that may properly come
     before the meeting.  Management is not
     aware of any other matters that will be
     presented for action at the meeting.
--------------------------------------------------------------------------------
     The undersigned hereby acknowledges receipt of Notice of the Annual Meeting of Stockholders, dated March 15, 1996, and of the Proxy Statement of the same date furnished therewith.


                                                     Change of Address   [_]
                                                     on Reverse Side


SIGNATURE(S)                            DATE
            ---------------------------     --------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

     The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.